EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 3, 1998 included in XOMA Ltd.'s Form 10-K for the year ended December 31, 1999, and to all references to our firm included in this Registration Statement.

                                                             ARTHUR ANDERSEN LLP

                                                          /s/ARTHUR ANDERSEN LLP

San Francisco, California
April 27, 2000